THIS TRANSFER AGREEMENT (THE “AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (“REGULATION S”) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TRANSFER AGREEMENT

BETWEEN:

J. STEPHEN BARLEY

(the “Vendor”)

AND:

CONCEPT FINANCIAL INC.

(the “Purchaser”)

WHEREAS:

A.                         The Vendor is the beneficial owner of 6,300,000 shares (the “Shares”) of common stock of Tuscany Minerals, Ltd. (the “Company”); and

B.                         The Vendor has agreed to sell and the Purchaser has agreed to purchase the Shares owned by the Vendor on the terms and conditions hereinafter set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1.                         Purchase and Sale

1.1                       On the basis of the representations and warranties of the parties to this Agreement and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Vendor, and the Vendor agrees to sell to the Purchaser, the Shares. The purchase price of the Shares is the sum of $10.00 and other good and valuable consideration (the “Purchase Price”).

1.2                       The closing of the purchase and sale of the Shares (the “Closing”) will take place on or before September 10, 2008 or such other date as may be agreed to by the parties hereto (the “Closing Date”). The Closing may take place by exchange of appropriate solicitor’s undertakings, which will involve each party’s solicitors delivering to his or her counterparts all required consideration and documentation, to be held in trust and not released until all required closing deliveries have been made and all conditions to Closing have been satisfied or waived by the party which has the benefit of such conditions.

1.3                       On the Closing Date, the Purchaser will pay the Vendor the Purchase Price by delivering to the Vendor or the Vendor’s solicitors in trust a bank draft, certified cheque or solicitor’s trust account cheque in the amount of the Purchase Price.

1.4                       On the Closing Date, the Vendor will deliver to the Purchaser, the following documents:

(a)

share certificates representing the Shares together with one or more stock transfer powers of attorney, duly endorsed by the Vendor for transfer in form acceptable to the Company’s registrar and transfer agent, for the purposes of effecting the registration of the Shares in the name of the Purchaser; and

(b)	all other documents and instruments as the Purchaser may reasonably require.

2.                         Representations and Warranties

2.1                       The Vendor represents and warrants to the Purchaser (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that:

(a)	the Vendor is the beneficial and registered owner of the Shares free and clear of all liens, charges and encumbrances of any kind whatsoever;

(b)

there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the Vendor or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Shares or the ownership thereof;

(c)	the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this

Agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

(d)	no person, firm, corporation or entity of any kind has or will have any agreement or option or any right capable at any time of becoming an agreement to:

	(i)	purchase or otherwise acquire the Shares; or

	(ii)	require the Vendor to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Shares other than under this Agreement;

(e)

this Agreement and all other documents required to be executed and delivered by the Vendor have been duly, or will when executed and delivered be duly, executed and delivered by the Vendor, and constitute the legal, valid and binding obligations of the Vendor, enforceable against the Vendor in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

(f)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Vendor or of any agreement, written or oral, to which the Vendor may be a party or by which the Vendor is or may be bound;

(g)

the Vendor acquired the Shares in a transaction exempt from the registration requirements of the 1933 Act either (i) pursuant to Section 4(1) of the 1933 Act, or (ii) pursuant to Section 4(2) of the 1933 Act in the event that the Vendor is deemed an underwriter, or (iii) pursuant to Regulation S promulgated under the 1933 Act (in which event the Shares were acquired in an “off-shore transaction”, as defined in Rule 902(h) of Regulation S);

(h)

because the Vendor is a director of the Company, the Vendor may be found to be an “underwriter” (as such term is defined in Section 2(11) of the 1933 Act) of any securities of the Company and is an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act) of the Company; and

(i)

the Vendor has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

2.2                       The Purchaser represents and warrants to the Vendor (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that the Purchaser:

(a)	is not a U.S. Person (as such term is defined in Regulation S of the 1933 Act) and is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(b)	is outside the United States when receiving and executing this Agreement;

(c)

understands that the Shares have not been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with any applicable securities laws;

(d)

understands and agrees that offers and sales of any of the Shares, prior to the expiration of a period (as specified in Regulation S) after the date of transfer of the Shares (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with all applicable securities laws;

(e)

understands and agrees not to engage in any hedging transactions involving the Shares, prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the provisions of the 1933 Act;

(f)

is acquiring the Shares as principal for investment only and not with a view to resale or distribution and, in particular, the Purchaser has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, except in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(g)

acknowledges that the Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h)	the Purchaser:

(i)	is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Purchaser is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares;

(ii)

the Purchaser is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Purchaser is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Vendor to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares; and

(iv)	the purchase of the Shares by the Purchaser does not trigger:

	A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

	B.	any continuous disclosure reporting obligation of the Company or the Vendor in the International Jurisdiction; and

(v)

the Purchaser will, if requested by the Vendor, deliver to the Vendor a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Vendor, acting reasonably;

(i)	the Purchaser has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement;

(j)

the Purchaser has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(k)

it has had access to all of the books and records of the Company and accordingly agrees that it is familiar with and has access to information regarding the Company similar to information that would be available in a registration statement filed by the Company under the 1933 Act;

(l)	it has adequate net worth and means of providing for its current financial needs and possible personal contingencies;

(m)	the Purchaser is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(n)

understands that the Company is not a reporting issuer in any province of Canada and therefore resale of any of the Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation.

2.3                       The Purchaser agrees to deliver, along with an executed copy of this Agreement:

(a)	a fully completed and executed Investor Questionnaire in the form attached as Exhibit 1 hereto; and

(b)	such other supporting documentation that the Vendor or its legal counsel may request to establish the Purchaser’s qualification as a qualified purchaser.

2.4                       In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

3.                         Indemnity

3.1                       The Vendor will indemnify and hold harmless the Purchaser from and against:

(a)

any and all losses, damages, costs or deficiencies directly or indirectly resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of a Vendor under this Agreement; and

(b)	any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to the foregoing.

4.                         Legending and Registration of Subject Shares

4.1                       The Purchaser hereby acknowledges that a legend may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation. The Purchaser hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

5.                         Further Assurances

5.1                       The parties to this Agreement hereby agree to execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

6.                         Electronic Means

6.1                       Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

7.                         Counterparts

7.1                       This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the 10th day of September, 2008.

EXECUTED by J. STEPHEN BARLEY	)
in the presence of:	)
)
/s/ J. Barley	)
Signature	)
J. Barley	)	/s/ J. Stephen Barley
Print Name	)	J. STEPHEN BARLEY
4247 Rooksage Place	)
Address	)
West Vancouver BC.	)
)
)
Occupation	)

Concept Financial Inc.

Per:

Authorized Signatory

EXHIBIT 1

QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Transfer Agreement.

The Purchaser covenants, represents and warrants to the Vendor that:

1.

the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Transfer Agreement and the Purchaser is able to bear the economic risk of loss arising from such transactions;

2.	the Purchaser is (tick one or more of the following boxes):

(A)	a director, executive officer or control person of the Company or an affiliate of the Company	[ ]

(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company or an affiliate of the Company	[ ]

(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or an affiliate of the Company	[ ]

(D)	a close personal friend of a director, executive officer or control person of the Company	[ ]

(E)	a close business associate of a director, executive officer or control person of the Company	[ ]

(F)	an accredited investor	[x]

(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]

(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]

3.	if the Purchaser has checked box B, C, D, E, G or H in paragraph 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Purchaser: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.

if the Purchaser has ticked box F in Section 2 above, the Purchaser satisfies one or more of the categories of “accredited investor” (as that term is defined in National Instrument 45-106) indicated below (please check the appropriate box):

[ ]

(a) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]	(b) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a);

[ ]

(c) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in National Instrument 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(d) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(e) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000; or

[ ]	(f) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

                         IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2008.

If an Individual:

________________________________________________
Signature

________________________________________________
Print or Type Name